      As filed with the Securities and Exchange Commission on May 17, 2002

                                                      Registration No. 333-40623

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        POST-EFFECTIVE AMENDMENT NO.1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                RADIAN GROUP INC.
             (Exact name of Registrant as specified in its charter)

    Delaware                                                     23-2691170
 (State or other jurisdiction of                              (I.R.S. Employer
   incorporation or organization)                            Identification No.)

 1601 Market Street, Philadelphia, PA                               19103
 (Address of principal executive offices)                         (Zip Code)


                                RADIAN GROUP INC.
                        1997 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                             HOWARD S. YARUSS, ESQ.
             Executive Vice President, Secretary and General Counsel
                                Radian Group Inc.
                               1601 Market Street
                             Philadelphia, PA 19103
                     (Name and address of agent for service)

                                 (215) 564-6600
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------
    Title of securities           Amount to be            Proposed maximum          Proposed maximum           Amount of
     to be registered              registered              offering price               aggregate           registration fee
                                                             per share               offering price
----------------------------------------------------------------------------------------------------------------------------
Common Stock, par value             200,000                 $52.0625(1)              $10,412,500(1)            $3,155.30*
$.001 per share
----------------------------------------------------------------------------------------------------------------------------

* Previously paid in full with the original Form S-8 filing on November 20, 1997. See "Explanatory Note" below.

(1) Estimated pursuant to paragraphs (c) and (h) of Rule 457 solely for the purpose of calculating the registration fee, based upon the average of the reported high and low sales prices of shares of Common Stock on November 14, 1997, as reported on the New York Stock Exchange.

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registrant's registration statement on Form S-8 (SEC No. 333-40623) relating to the Registrant's 1997 Employee Stock Purchase Plan (the "ESPP") filed with the Securities and Exchange Commission on November 20, 1997 reflects the Registrant's conclusion that there are no "plan interests" constituting a separate security under the ESPP. Accordingly, footnote 2 to the "Calculation of Registration Fee" table on the original registration statement, which contained a reference to "plan interests", has been deleted. (This amendment also reflects the Registrant's name change from "CMAC Investment Corporation" to "Radian Group Inc." effective June 1999.)

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, as filed by the Registrant with the Securities and Exchange Commission, are incorporated by reference in this Registration Statement and made a part hereof:

                  (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                  (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002.

                  (c) The description of the common stock of the Registrant that is contained in its Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 24, 1992, under the Securities Exchange Act of 1934, as amended, including any amendment or report filed for the purpose of updating such description.

         All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

         Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained or incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part hereof.

ITEM 4.  DESCRIPTION OF SECURITIES.

                      Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL") permits a corporation, in its certificate of incorporation, to limit or eliminate, subject to certain statutory limitations, the liability of directors to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, except for liability (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. Article Eighth of the

Registrant's Second Amended and Restated Certificate of Incorporation provides that the personal liability of directors of the Registrant is eliminated to the fullest extent permitted by Section 102(b)(7) of the DGCL.

         Under Section 145 of DGCL, a corporation has the power to indemnify directors and officers under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorneys' fees actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of being a director or officer of the corporation if it is determined that the director or officer acted in accordance with the applicable standard of conduct set forth in such statutory provision.
Article VII of the Registrant's Amended and Restated Bylaws provides that the Registrant will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer or other authorized representative of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another entity, against certain liabilities, costs and expenses. Article VII further permits the Registrant to maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another entity, against any liability asserted against such person and incurred by such person in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify such person against such liability under the DGCL, and the Registrant does maintain such insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The exhibits filed as part of this Registration Statement are as follows:

Exhibit
Number                                      Exhibit
------                                      -------

4.1            Second Amended and Restated Certificate of Incorporation of the
               Registrant. (1) (Exhibit 3.1)

4.2            Amendment to Second Amended and Restated Certificate of
               Incorporation of the Registrant. (1) (Exhibit 3.2)

4.3            Amended and Restated By-laws of the Registrant. (2) (Exhibit 3.3)

4.4            Specimen certificate for Common Stock. (3) (Exhibit 4.1)

4.5            Standstill and Voting Agreement dated October 27, 1992 between the Registrant and Reliance Group Holdings, Inc. (1) (Exhibit
               4.4)

4.6            Amended and Restated Shareholder Rights Agreement. (2) (Exhibit
               4.4)

4.7            Radian Group Inc. 1997 Employee Stock Purchase Plan. (4)

5              Opinion of Opinion of Morgan, Lewis & Bockius LLP, dated November
               18, 1997. (4)

23.1           Consent of Deloitte & Touche LLP

23.2           Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5).

24             Power of Attorney (included in signature pages hereto).

----------------------

(1) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

(2) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Registrant's Registration Statement on Form S-4 filed May 6, 1999 (File No. 333-77957).

(3) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

(4)      Previously filed.

ITEM 9.  UNDERTAKINGS.

            (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  Provided, however, that subparagraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those subparagraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

            (b) The undersigned Registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on this 17th day of May, 2002.

                                        RADIAN GROUP INC.


                                    By:  /s/ Frank P. Filipps
                                        ----------------------------
                                             Frank P. Filipps
                                             Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed on May 17, 2002 by the following persons in the capacities indicated.

         Each person, in so signing, also hereby makes, constitutes and appoints Frank P. Filipps and Howard S. Yaruss, and each of them, each acting alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, in connection with the Registrant's Amendment No. 1 to the Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act") relating to the Radian Group Inc. 1997 Employee Stock Purchase Plan, including, without limiting the generality of the foregoing, to sign the Registration Statement, including any and all stickers and additional post-effective amendments to the Registration Statement, and to sign any and all additional registration statements that are filed pursuant to General Instruction E to Form S-8 or Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Frank P. Filipps                      Chief Executive Officer, Chairman of the Board
------------------------------------      and Director
Frank P. Filipps


/s/ Roy J. Kasmar                         President, Chief Operating Officer and Director
------------------------------------
Roy J. Kasmar


 /s/ C. Robert Quint                      Executive Vice President and Chief Financial Officer
------------------------------------
C. Robert Quint


/s/ Howard S. Yaruss                      Executive Vice President, Secretary and General Counsel
------------------------------------
Howard S. Yaruss


/s/ John J. Calamari                      Controller
------------------------------------
John J. Calamari

/s/ Herbert Wender                        Lead Director
------------------------------------
Herbert Wender


/s/ David C. Carney                       Director
------------------------------------
David C. Carney


/s/ Stephen T. Hopkins                    Director
------------------------------------
Stephen T. Hopkins


/s/ James W. Jennings                     Director
------------------------------------
James W. Jennings


/s/ Anthony W. Schweiger                  Director
------------------------------------
Anthony W. Schweiger

                                INDEX TO EXHIBITS

Exhibit
Number                                      Exhibit
4.1            Second Amended and Restated Certificate of Incorporation of the
               Registrant. (1) (Exhibit 3.1)

4.2            Amendment to Second Amended and Restated Certificate of
               Incorporation of the Registrant. (1) (Exhibit 3.2)

4.3            Amended and Restated By-laws of the Registrant. (2) (Exhibit 3.3)

4.4            Specimen certificate for Common Stock. (3) (Exhibit 4.1)

4.5            Standstill and Voting Agreement dated October 27, 1992 between the Registrant and Reliance Group Holdings, Inc. (1) (Exhibit
               4.4)

4.6            Amended and Restated Shareholder Rights Agreement. (2) (Exhibit
               4.4)

4.7            Radian Group Inc. 1997 Employee Stock Purchase Plan. (4)

5              Opinion of Opinion of Morgan, Lewis & Bockius LLP, dated November
               18, 1997. (4)

23.1           Consent of Deloitte & Touche LLP

23.2           Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5).

24             Power of Attorney (included in signature pages hereto).

----------------------

(1) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

(2) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Registrant's Registration Statement on Form S-4 filed May 6, 1999 (File No. 333-77957).

(3) Incorporated by reference to the exhibit identified in parentheses, filed as an Exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

(4)      Previously filed.